UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

Item 1.	Reports to Stockholders.

FMC STRATEGIC VALUE FUND
P.O. Box 219009
Kansas City, MO 64121-9009

Adviser:
FIRST MANHATTAN CO.
399 Park Avenue
New York, NY 10022

Distributor:
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, PA 19456

Administrator:
SEI INVESTMENTS GLOBAL FUNDS SERVICES
Oaks, PA 19456

Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC's website on Form N-PX at http://www.sec.gov.

FMC-SA-004-0300

FMC STRATEGIC VALUE FUND

Ticker Symbol: FMSVX

Semi-Annual Report

April 30, 2014
(Unaudited)

Advised By:
FIRST
MANHATTAN
CO.

Manager’s Discussion of Fund Performance

Dear Shareholders:

The following table summarizes performance data for the FMC Strategic Value Fund (the “Fund”) for the periods indicated:

	Periods Ended April 30, 2014
	Six Months	Twelve Months
FMC Strategic Value Fund	0.80%	22.72%
Russell 2000 Value Index	4.97%	19.61%

We are pleased with the results reflected above. When considering the fact that we finished the fiscal year ended October 31, 2013 up almost 41%, nearly 8 percentage points better than the Index, some slowdown is to be expected. It is not realistic to expect stock prices to continue to outperform earnings growth by the wide margin that occurred last year. As we indicated in our October 2013 letter, “over the short term, there is reason for caution”. We took advantage of the market strength to build our cash reserves, now about 9%, by trimming some larger positions as well as exiting Allison Transmission and R.R. Donnelley. The former was sold at a significant profit while the latter returned a modest gain. There were no portfolio positions which were acquired in an M&A transaction during the most recent six month period.

Importantly, while we had some holdings which retreated in price over the past six months, we have no particular disappointing fundamentals to discuss. In our opinion, our companies are performing well or moving in the right direction. An example we note is Rouse Properties (a large owner of shopping malls) which declined by 17%, mostly because of reports that the trend of increased shopping over the internet would hurt traffic in malls. This might be true generally, but Rouse is performing well, boosting occupancy and raising rents, all while meeting our estimates for cash flow growth. We have high expectations that Rouse’s performance will continue to do so.

On balance, the economic backdrop is probably somewhat more positive then it was six months ago. China is still in a slowing phase – on the one hand real estate prices seem to be coming off their peak (bubble?), but on the other hand commodity prices such as nickel and copper have been trending up, a positive sign for industrial activity. Europe appears to have stopped declining while the U.S. continues to move ahead albeit slowly. Other than the adverse seasonal effects from a cold winter, we do not hear many in management complaining about the outlook for their businesses.

As stated previously, we believe we have constructed a portfolio of quality companies that are well positioned to continue to create exceptional value over the long term and are selling at values we understand.

While cheap stocks are still difficult to find, we continue to see opportunities that we believe will result in attractive returns. In this regard, two new additions include Noble Corp. and Einstein Noah Restaurant Group.

Noble Corporation (NE) is the second largest offshore drilling contractor in the world. It operates 77 rigs, including 2 ultra-deep water drillships, and has 4 high specification jack-up drilling rigs currently under construction. These assets operate worldwide including in the Gulf of Mexico, Brazil, West Africa, North Sea, Middle East, Malaysia and Australia. Noble provides offshore drilling services on a contract basis to a variety of integrated, national and independent oil companies. With an $8.0 billion market capitalization, the stock trades at 9.9x 2014 projected EPS of $3.20, 5.8x on an EV/EBITDA basis and 0.95x tangible book value, all metrics that are at a discount to its peers, but also at an absolute level that we view as very conservative. Collectively, offshore drilling stocks are off on average 20% year to date, as oil and gas companies have been slow to announce new drilling programs at a time when additional new rigs are entering the market causing concern about over-capacity. Noble stands out due to its high contract visibility from a $15.4 billion backlog, which covers 90% of projected 2014 revenues and 69% of 2015 revenues. This should insulate the company from what is likely to be a challenging market for its industry throughout 2014 and into 2015.

Aside from a short term supply/demand disruption we think the industry outlook longer term remains positive as offshore field development is a critical part of the global oil supply chain, accounting for approximately 25%-30%

of total global oil production. Offshore activity growth forecasts remain robust due to a large number of new geographic discoveries, legacy rig attrition due to an aging fleet and the winding down of the current new build cycle, which should cause supply and demand to become more balanced within the next 12 months.

With a more balanced market and with the benefit of new equipment being added this year, we expect that Noble’s EPS in 2015 could progress to $4.00, or more. Importantly, with its large capital spending program being concluded, free cash flow could range between $4.75-$5.50 per share. This, combined with the fact that historically Noble’s shares have traded at an average 1.4 times tangible book value, suggests a reasonable target of $46.00 a share in the next couple of years, a worthwhile return compared to our cost of about $31.00.

Einstein Noah Restaurant Group (BAGL) operates, franchises, and licenses almost 900 bagel bakery restaurants under the Einstein Bros. Bagels, Noah’s New York Bagels, and Manhattan Bagel brands. The company owns and operates about half of the restaurants; franchisees and licensees own and operate the other half. Franchisees and licensees pay BAGL royalty, franchise, and license fees for the use of the company’s brands.

We believe that BAGL has good earnings growth prospects over the next few years. The company has a number of promising initiatives underway to increase the sales of existing restaurants, including the expansion of catering, restaurant remodeling, increased radio advertising, and new menu offerings. However, we believe that the biggest growth driver will be the expansion of the number of restaurants, particularly by franchisees and licensees. There appears to be a strong level of demand for the company’s restaurants, and franchisees/licensees have committed to open a significant number of new restaurants over the next 3-to-5 years. If these new restaurants open as we expect, the company’s profitability will be enhanced by the increase in high-return fees that franchisees/licensees pay to BAGL.

With a market capitalization of under $300MM, BAGL is not widely followed on Wall Street, which, in our opinion, has helped to create an opportunity to acquire a position in the company at a reasonable price. At our average purchase price of $15/share, we estimate that we paid an EV/EBITDA multiple of around 7X, and about 12X free cash flow. The company’s balance sheet is solid with net debt/EBITDA of less than 2.5X and it currently pays an annual dividend that yields 3.5% on our purchase price for the stock. We are optimistic about the future return potential in BAGL’s stock given the aforementioned expected earnings growth drivers and the opportunity for an increase in the company’s valuation. Including dividends, we see the potential to earn a total return of more than 50% over the next 3 years.

We appreciate your continued confidence.

Sincerely,

Edward I. Lefferman	Paul E. Patrick

June 2014

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-877-362-4099.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Investing involves risk including loss of principal. Holdings are subject to change.

Comparison of Change in the Value of a $10,000 Investment

in the FMC Strategic Value Fund versus the Russell 2000 Value Index

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE PERIODS ENDED APRIL 30, 2014
	Six Month Return	1 Year Return	3 Year Return	5 Year Return	10 Year Return
FMC Strategic Value Fund	0.80%	22.72%	7.32%	17.15%	9.26%
Russell 2000 Value Index(2)	4.97%	19.61%	11.16%	19.13%	8.37%

(1)	The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Composition(3)

(3)	Portfolio composition percentages are based upon the total investments of the Fund.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2014	(Unaudited)

	Shares	Value (000)
Common Stock (90.9%)
Automotive (7.5%)
Federal-Mogul*	702,329	$12,094
Spartan Motors	825,000	4,381

		16,475

Basic Industry (5.0%)
Harsco	56,000	1,340
Mueller Industries	334,000	9,666

		11,006

Chemicals (2.3%)
Huntsman	200,000	5,010

Diversified Financials (2.0%)
Dundee, Cl A*(1)	295,000	4,295

Energy (21.9%)
Approach Resources*	440,000	9,130
Halliburton	123,000	7,758
Noble Corp.	200,000	6,162
Oil States International*	40,000	3,885
Range Resources	165,000	14,924
Weatherford International Ltd.*	300,000	6,300

		48,159

Fertilizer (2.1%)
Agrium	47,000	4,515

Financial Services (1.4%)
Leucadia National	120,000	3,063

Industrial/Manufacturing (6.8%)
Actuant, Cl A	100,000	3,386
AZZ	170,000	7,382
Mettler-Toledo International*	18,000	4,196

		14,964

Miscellaneous Consumer (9.8%)
Jarden*	120,000	6,858
Prestige Brands Holdings*	440,000	14,749

		21,607

Paper (4.8%)
Neenah Paper	210,000	10,578

Printing & Publishing (0.6%)
Cenveo*	435,000	1,344

Real Estate Investment Trust (2.8%)
Rouse Properties	370,000	6,212

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2014	(Unaudited)

	Shares	Value (000)
Recreation/Leisure (3.6%)
Drew Industries	115,000	$5,787
Thor Industries	35,000	2,130

		7,917

Restaurants (2.9%)
Darden Restaurants	112,000	5,568
Einstein Noah Restaurant Group	53,345	819

		6,387

Services (4.5%)
ARC Document Solutions*	261,150	1,671
United Stationers	219,269	8,229

		9,900

Technology (5.7%)
MTS Systems	65,000	4,191
Polycom*	327,000	4,022
Tech Data*	70,000	4,374

		12,587

Transportation Equipment (5.1%)
Commercial Vehicle Group*	600,000	5,826
Titan International	300,000	5,253

		11,079

Veterinary Services (2.1%)
VCA Antech*	150,000	4,594

Total Common Stock
(Cost $112,108)		199,692

Short-Term Investment (9.3%)
Dreyfus Treasury Prime Cash Management Fund, 0.001%(2)
(Cost $20,356)	20,355,546	20,356

Total Investments (100.2%)
(Cost $132,464)		$220,048

Percentages are based on Net Assets (in thousands) of $219,527.

*	Non-income producing security.
(1)	Security is traded on a foreign stock exchange.
(2)	The rate shown is the 7-day effective yield as of April 30, 2014.

Cl — Class

Ltd. — Limited

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Strategic Value Fund

April 30, 2014	(Unaudited)

Assets:
Investments at Value (Cost $132,464)	$220,048
Dividend Receivable	97
Receivable for Capital Shares Sold	45
Other Assets	8

Total Assets	220,198

Liabilities:
Payable for Investment Securities Purchased	438
Payable to Adviser	178
Payable to Administrator	20
Payable to Trustees and Officers	3
Other Accrued Expenses	32

Total Liabilities	671

Net Assets	$219,527

Net Assets Consist of:
Paid-in Capital	$124,705
Accumulated Net Investment Loss	(265)
Accumulated Net Realized Gain on Investments	7,503
Net Unrealized Appreciation on Investments	87,584

Net Assets	$219,527

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	6,781,281	(1)

Net Asset Value, Offering and Redemption Price Per Share	$32.37

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Strategic Value Fund

For the Six Month Period Ended April 30, 2014	(Unaudited)

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $11)	$1,132

Total Investment Income	1,132

Expenses:
Investment Advisory Fees	1,078
Administration Fees	123
Trustees’ and Officers’ Fees	6
Transfer Agent Fees	24
Professional Fees	17
Registration and Filing Fees	10
Printing Fees	9
Custodian Fees	4
Other Expenses	6

Total Expenses	1,277

Net Investment Loss	(145)

Net Realized Gain on Investments	8,710
Net Change in Unrealized Depreciation on Investments	(6,750)

Net Realized and Unrealized Gain on Investments	1,960

Net Increase in Net Assets Resulting From Operations	$1,815

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Strategic Value Fund

For the Six Month Period Ended April 30, 2014 (Unaudited) and the Year Ended October 31, 2013

	Six Months November 1, 2013 to April 30, 2014	Year November 1, 2012 to October 31, 2013
Operations:
Net Investment Loss	$(145)	$(259)
Net Realized Gain on Investments	8,710	1,990
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(6,750)	63,530

Net Increase in Net Assets Resulting from Operations	1,815	65,261

Dividends and Distributions:
Net Investment Income	—	(121)
Net Realized Gain	(1,312)	—

Total Dividends and Distributions	(1,312)	(121)

Capital Share Transactions:
Issued	5,960	7,579
Reinvestment of Dividends	1,308	120
Redeemed	(7,250)	(20,539)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	18	(12,840)

Total Increase in Net Assets	521	52,300

Net Assets:
Beginning of Period	219,006	166,706

End of Period	$219,527	$219,006

Accumulated Net Investment Loss/Distributions in Excess of Net Investment Income	$(265)	$(120)

Shares Transactions:
Issued	187	297
Reinvestment of Dividends	41	5
Redeemed	(225)	(781)

Net Increase (Decrease) in Shares Outstanding	3	(479)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Strategic Value Fund

For a Share Outstanding Throughout Each Period.

For the Six Month Period Ended April 30, 2014 (Unaudited) and for the Years Ended October 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Realized and Unrealized Gain on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital		Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(3)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
2014(1)	$32.31	$(0.02)	$0.27	$0.25	$—	$(0.19)	$—		$(0.19)	$32.37	0.80%	$219,527	1.19%	(0.13)%	8%
2013	22.97	(0.04)	9.40	9.36	(0.02)	—	—		(0.02)	32.31	40.76	219,006	1.20	(0.14)	12
2012	21.66	(0.02)	1.45	1.43	(0.02)	(0.10)	—	(4)	(0.12)	22.97	6.69	166,706	1.21	(0.09)	8
2011	21.31	0.06	0.48	0.54	(0.07)	(0.12)	—		(0.19)	21.66	2.47	185,490	1.21	0.24	6
2010	17.73	—	3.59	3.59	(0.01)	—	—		(0.01)	21.31	20.27	188,051	1.21	0.02	21
2009	14.98	0.01	2.79	2.80	(0.01)	(0.02)	(0.02)		(0.05)	17.73	18.84	169,650	1.24	0.04	11

(1)	All ratios for the period have been annualized.

(2)	Per share calculations were performed using average shares for the period.

(3)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(4)	Includes return of capital of less than $0.01.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2014	(Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 50 funds. The financial statements herein are those of the FMC Strategic Value Fund (the “Fund” and together with the FMC Select Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of U.S. companies with small to medium market capitalizations that First Manhattan Co., investment adviser to the Fund (the “Adviser”), considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund within the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2014, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2014	(Unaudited)

investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

• Level 1  — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2  — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3  — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2014, all of the investments for the Fund are Level 1, in accordance with the fair value hierarchy. For details of investment classification, see the Schedule of Investments.

During the six month period ended April 30, 2014, there were no significant changes to the Fund’s fair valuation methodologies.

During the six month period ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six month period ended April 30, 2014, the Fund did not hold any Level 3 securities.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended April 30, 2014, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended April 30, 2014, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date) for

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2014	(Unaudited)

financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the six month period ended April 30, 2014, the Fund was allocated CCO fees totaling $2,009.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays brokerage commissions or related charges that are consistent with the applicable requirements of the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the six month period ended April 30, 2014, the Adviser received $6,315 in brokerage commissions from the Fund.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Trust and the Administrator have entered into an Administration Agreement under which the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate that is detailed as follows: 0.12% of the Fund’s average daily net assets of the first $350 million; 0.10% of the Fund’s average daily net assets of the next $150 million; 0.08% of the Fund’s average daily net assets of the next $500 million; and 0.06% of the Fund’s average daily net assets in excess of $1 billion. The minimum annual fee for each Fund is $75,000.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

For its services to the Fund, FMC is entitled to an investment advisory fee which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund. FMC has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund’s average daily net assets. The Adviser may discontinue all or a portion of its fee reductions or expense reimbursements at any

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2014	(Unaudited)

time. For the six month period ended April 30, 2014, FMC received advisory fees of 1.00% of the Fund’s average daily net assets.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, in thousands, for the six month period ended April 30, 2014, were as follows:

Purchases	$19,868
Sales	16,477

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2013 and October 31, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
2013	$121	$—	$—	$121
2012	584	429	34	1,047

Amounts designated as “—” are $0.

As of October 31, 2013, the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Ordinary Income	$131
Undistributed Long-Term Capital Gains	1,181
Late-Year Loss Deferral	(120)
Other Temporary Differences	(1)
Unrealized Appreciation	93,128

Total Distributable Earnings	$94,319

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2013 through October 31, 2013, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at April 30, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$132,464	$91,023	$(3,439)	$87,584

8. Other:

At April 30, 2014, one shareholder of record held 93% of the Fund’s total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser, through Pershing LLC, in its capacity as a broker-dealer.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Subsequent Events:

There were no matters requiring additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Disclosure of Fund Expenses	FMC Strategic Value Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/13	Ending Account Value 04/30/14	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,008.00	1.19%	$5.92

Hypothetical 5% Return	1,000.00	1,018.89	1.19	5.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Board Considerations in Re-Approving the Advisory Agreement	FMC Strategic Value Fund

(Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 20, 2013 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

Board Considerations in Re-Approving the Advisory Agreement	FMC Strategic Value Fund

(Unaudited)

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Funds’ performance since the Agreement was last renewed, as well as information regarding the Funds’ performance over other time periods including since their inception. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees considered reasons for the underperformance of the FMC Select Fund relative to its benchmark and peer group. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

Board Considerations in Re-Approving the Advisory Agreement	FMC Strategic Value Fund

(Unaudited)

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2014

By (Signature and Title)	/s/ James F. Volk
James F. Volk Treasurer, Controller & CFO

Date: July 7, 2014